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                                                                  EXHIBIT 23(IV)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this registration statement on Form S-4 (File
No.              )  of our  reports dated  July 1,  1994, on  our audits  of the consolidated financial statements and financial statement schedules of NAMIC U.S.A. Corporation and subsidiaries. We also consent to the reference of our firm under the caption "Experts."

                                          /s/ Coopers & Lybrand L.L.P.
                                          Coopers & Lybrand L.L.P.

Albany, New York
February 14, 1995